ONE LIBERTY PROPERTIES, INC.

One Liberty Properties

September 2011

www.1liberty.com

Safe Harbor Statement

Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), constitute forward looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of unexpected lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and in particular the section entitled "Item 1A, Risk Factors". You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

One Liberty Overview

- Internally managed net lease equity REIT focused on U.S. single tenant commercial real estate
  - Weighted average lease term of almost 9 years
  - 91 properties totaling 5.3 million square feet, including five joint venture properties
- Diversified portfolio by tenant, property & geography
  - 60% of assets are Retail, 20% Industrial/Flex, 20% Office and other sectors
- Disciplined investment approach balanced through
  - Fundamental real estate analysis, and
  - Tenant credit evaluation to ensure cash flow stability
- Insider ownership in excess of 20%
  - Largest investor is Gould Investors LP since 1989

Investment Highlights

ONE LIBERTY PROPERTIES, INC.

- 8.8% dividend yield (1)
- High performing portfolio with embedded growth
  - At least 97.5% year end occupancy for each of the last five years
  - 2011 rental income (2) of $42.1 million represents a 5.6% increase over 2010 (3)
- Manageable debt maturities over the next three years
- Ability to leverage human capital beyond the REIT
- Proven ability to make acquisitions through long-standing relationships
  - 2010 acquisitions total $72.3 million, consisting of 14 properties
  - 2011 acquisitions
    - 4 properties for $15.8 million closed
    - 2 properties for $8 million under "hard" contract
  - Pipeline of diverse opportunities in excess of $250 million
  - Strong industry relationships driving growing acquisition opportunities

(1) Based on stock price of $15.02 as of September 6, 2011
(2) Our 2011 contractual rental income includes, after giving effect to any abatements, concessions or adjustments,rental income that is payable to us in 2011 under leases existing at September 6, 2011 including rental income that is payable to us in 2011 on our tenancy in common interest. Our share of the rental income payable to our joint ventures in 2011 will be approximately $1.4 million; such sum is not included in 2011 contractual rental income.
(3) Based on 2010 contractual rental income as reported and defined in the 12/31/09 10-K

Management Team

Fredric H. Gould *Chairman*	• Chairman of the Board since June 1989, Chief Executive Officer from December 1999 to December 2001 and from July 2005 to December 2007 • Chairman of the Board of BRT Realty Trust, a mortgage REIT, since 1984 • Chairman of the managing general partner of Gould Investors L.P., since December 1997 • Director of EastGroup Properties, Inc., since 1998
Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty, Inc. from 2004 to 2005 – Responsibility included working on JV that was sold for $2.6 billion and which controlled 100 shopping centers, 13 million square feet • Vice President of Real Estate for Kimco Realty Corporation from 1998 to 2004, joined in 1987 – Leasing & management responsibility for a $3 billion shopping center portfolio of 200 centers – Redeveloped and renovated numerous shopping centers in major east coast markets – Instrumental in the portfolio acquisitions
Lawrence G. Ricketts, Jr. *EVP, COO*	• Chief Operating Officer since January 2008, and Vice President since December 1999 (Executive Vice President since June 2006) • Joined One Liberty Properties, Inc. in January 1999 • Nearly $1 billion in transaction experience in acquisitions and dispositions on over 140 deals
David W. Kalish *SVP, CFO*	• Senior Vice President and Chief Financial Officer since June 1990 • Served as Senior Vice President, Finance of BRT Realty Trust since August 1998 and Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since June 1990 • Certified Public Accountant

Company History

A disciplined acquirer and seller of assets

- 2001 – active net lease buyer including movie theaters
- 2002 & 2003 – completed secondary offerings of $35.1million and $64.5 million
- 2006 – $152 million sale of JV movie theatres portfolio for OLP profit of $26.9 million
- 2007 – made no investments
- 2008 – acquired 13 properties for $62 million
- 2009 – made no investments
- 2010 – reinitiated investments and acquired 14 properties for $72.3 million
- 2011 – completed secondary offering of $40.6 million

Broad Geographic Reach

- Portfolio spans 91 properties in 29 states (5.3 million square feet)

Wholly-Owned Properties	Number of Properties	2011 Contractual Rental Income	Approximate Building Square Feet
New York	11	$6,424,596	621,879
Texas	11	$4,766,921	533,697
Pennsylvania	9	$3,516,382	383,255
Georgia	6	$3,160,157	298,743
Maryland	1	$2,340,923	367,000
New Jersey	1	$2,088,211	106,680
Florida	5	$2,023,140	103,966
North Carolina	3	$1,960,351	140,884
Connecticut	2	$1,561,013	47,174
Ohio	3	$1,538,622	235,144
Illinois	4	$1,432,626	130,348
California	1	$1,364,024	106,262
Louisiana	5	$1,344,947	64,976
Tennessee	1	$1,079,367	35,330
Virginia	3	$1,036,044	147,590
Other	20	$6,421,153	759,582
	86	$42,058,477	4,082,510

Joint Venture Properties			
Nebraska	1	$603,594	112,260
Wisconsin	1	$562,500	927,685
Georgia	3	$265,247	155,482
	5	$1,431,341	1,195,427
Total Properties	**91**	**$43,489,818**	**5,277,937**


Retail
Office
Industrial
Flex
Other

2011 Contractual Rental Income By State

(Excluding JV Properties)


New York 15%
Texas 11%
Pennsylvania 8%
Georgia 8%
Maryland 6%
New Jersey 5%
Florida 5%
North Carolina 5%
Illinois 3%
Connecticut 4%
California 3%
Louisiana 3%
Ohio 4%
Tennessee 3%
Virginia 2%
Other 15%

Properties By Sector (Excluding JV Properties)

Type of Property	Number of Tenants	Number of Properties	2011 Contractual Rental Income	Percentage of 2011 Contractual Rental Income
Retail	57	66	$25,104,762	59.7%
Industrial	8	9	$5,506,866	13.1%
Office	3	3	$4,582,195	10.9%
Other	6	6	$4,212,711	10.0%
Flex	3	2	$2,651,944	6.3%
	77	86	$42,058,478	100.0%



Flex, 6.3%
Other, 10.0%
Office, 10.9%
Industrial, 13.1%
Retail, 59.7%

Diverse Tenant Base

Top 5 Tenants

Tenant	Percent of 2011 Contractual Rental Income	S&P Credit Rating [(1)]
Haverty Furniture Companies, Inc. (NYSE: HVT)	10.2%	Not Rated
Office Depot, Inc. (NYSE: ODP)	8.4%	B
Ferguson Enterprises, Inc.	5.6%	Not Rated
DSM Nutritional Products, Inc.	5.0%	A
L-3 Communications Corporation	4.5%	BBB-
Total	33.7%	

The City of New York

(1) Source: S&P Website, www.standardandpoors.com

Stable Financial Performance

- Proven ability to lease properties and effectively recycle capital
- Year end occupancy of at least 97.5% in each of the past 5 years (based on square footage)

Total Revenue
($ in millions)



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$28.1
$32.9
$35.5
$40.2
$41.9
2006
2007
2008
2009
2010

Year End Occupancy



100.0%
80.0%
60.0%
40.0%
100.0%
100.0%
97.5%
98.6%
98.5%
2006
2007
2008
2009
2010

Manageable Lease Expirations

Year of Expiration (1)	Number of Expiring Leases	Approximate Square Feet Subject To Expiring Leases (3)	2011 Contractual Rental Income Under Expiring Leases	% of 2011 Contractual Rental Income Represented by Expiring Leases	% of 2011 Square Feet Represented by Expiring Leases
2011	2	16,100	$153,207	0.4%	0.4%
2012	4	22,300	$547,447	1.3%	0.6%
2013	6	233,179	$1,410,163	3.4%	5.8%
2014	12	698,261	$6,134,939	14.6%	17.4%
2015	4	127,240	$1,460,548	3.5%	3.2%
2016	8	349,841	$2,745,572	6.5%	8.7%
2017	4 (2)	181,421	$2,615,953	6.2%	4.5%
2018	10	247,176	$4,723,223	11.2%	6.1%
2019	3	66,322	$871,130	2.1%	1.6%
2020 & Beyond	24	2,075,070	$21,396,295	50.8%	51.7%
Total	77	4,016,910	$42,058,477	100.0%	100.0%

Lease Expiration Schedule


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0.4% 0.4%
1.3% 0.6%
3.4% 5.8%
14.6% 17.4%
3.5% 3.2%
6.5% 8.7%
6.2% 4.5%
11.2% 6.1%
2.1% 1.6%
50.8% 51.7%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020 & Beyond
% of 2011 Contractual Income
% of 2011 Square Feet

(1) Lease expirations assume tenants do not exercise existing renewal options.
(2) Includes a property in which we have a tenancy in common interest.
(3) Excludes (i) two vacant properties (aggregating 59,000 square feet) and (ii) two vacant spaces (aggregating 6,600 square feet) at a multi-tenanted property.

Strong Balance Sheet

- 100% of the mortgages payable are fixed rate and non-recourse
  - Line of Credit is OLP's only floating rate recourse debt
    - $41.5 million LOC is available
- 41% Total Debt ($202.7 million) / Total Assets ($495.7 million) (1)
- Amortizing principal, laddered maturities results in manageable maturity schedule
  – 2011 scheduled amortization of principal balances of approximately $5 million

Principal Payments Due (2) **($ in millions)**



$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$1.4
$33.5
$9.5
$35.8
$24.5
$93.2
2011
2012
2013
2014
2015
2016 & Beyond

(1) Total Assets equals total assets as of 6/30/11 plus accumulated depreciation of $58 million.
(2) Data as of September 6,2011

Growth Opportunities

- Demonstrated ability to purchase assets that have solid cash-flow characteristics
- Increasing scale through broad geographic reach
- Proven capability to identify and understand the intrinsic value of a property
- Growth through acquisition of select accretive properties
- Secure long-term net leases with rent increases
- Emphasis on underlying real estate fundamentals
  - Willing to acquire short term leases
- Decisive team approach enables Company to capture off-market opportunities
- Liquidity available to acquire in excess of $100 million of properties

Acquisition Case Study – Retail

ONE LIBERTY PROPERTIES, INC.

- Acquired a retail building in Kansas City, MO in July 2010 net leased to Kohl's Department Stores, Inc.
- Property is a part of the Wilshire Plaza Shopping Center, co-anchored by Super Target and Home Depot
- Building is 88,807 square feet on 7.47 acres of land. It was constructed in 2004

Purchase Price	$8,950,000
Mortgage	($4,500,000)
Net Equity Invested	$4,450,000
Annual Rental Income	$738,636
Annual Interest Expense @ 5.75%	($258,750)
Net to OLP	$479,886
Return on Equity	***10.78%***



SUPER TARGET
KOHL'S
TJ-MAXX
PETSMART
Office DEPOT
CHURCH RD.
chili's
BARRY RD. (U.S. 152)
35
Walmart

Acquisition Case Study – Restaurants

- Acquired via sale-leaseback, six Wendy's restaurants in Pennsylvania in August 2010 for $7.9 million
- Properties are leased pursuant to a single master lease to a Wendy's franchisee who operates more than 50 Wendy's restaurants
- Total aggregate square footage of 16,753 situated on 5.18 acres of land

Purchase Price	$7,958,000
Annual Rental Income	$677,335
Return on Equity	***8.51%***





Top Tenants Profiles

Havertys Furniture – Tenant Profile

- Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT)
- **Largest tenant** representing 10.2% of 2011 contractual rental income
- Full service home furnishings retailer founded in 1885
- Publicly held company since 1929
- Over 118 showrooms in 79 cities across 17 states in the Southern and Midwestern regions
- HVT has outlasted every economic cycle, from recessions to depressions to boom times
- As of December 31, 2010 they reported:
- Total Debt of $9 million (only 3.2% of market cap)
- More than $58 million in cash and net tangible assets exceeding $253 million
- They own 40 retail locations
- Annual revenue for the year ended 12/31/2010 in excess of $621 million representing an increase of 5.4% over the prior year
- Net income of more than $8.4 million
- Third Avenue Fund & T. Rowe Price Associates are major stockholders as of 12/31/2010

- 11 properties representing 612,130 square feet
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA

- Properties subject to a unitary lease which expires in 2022



Actual photo of Cedar Park (Austin), TX location owned by OLP

Havertys – Lexington, KY

- Building: 30,173 SF on 2.24 acres. Built in 1999. Havertys has operated at this location for more than 11 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 52,232
  - Average HH Income: $75,371
- Location: 2150 Paul Jones Way, Lexington, KY; 5 miles southeast of downtown Lexington
- Located directly off Interstate 75, the site is surrounded by national retailers including Target, Kohl's, Best Buy, Meijer, Bed Bath and Beyond and PetSmart. The property is approximately 6 miles southeast of Lexmark's corporate headquarters and less than 5 miles east of the University of Kentucky. Lexington is known as the "Horse Capital of the World" and is a major thoroughbred breeding center due to the high calcium content in the soils in and around Lexington.


Regal Hamburg Pavilion 16
Stadium Screen Movie Theater
Garden Ridge
OfficeMax
KOHL'S
DICK'S
hhgregg
OLD NAVY
BEST BUY
Marshalls
TARGET
Party City
PETSMART
BARNES & NOBLE
Goody's
STAPLES
BED BATH & BEYOND
meijer
SUBJECT
PROPERTY
HAVERTYS
CHASE
Walgreens
Audi


SUBJECT
PROPERTY
HAVERTYS
Lexington

Havertys – Cedar Park (Austin), TX

- Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 85,746
  - Average HH Income: $92,659
- Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin
- Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell's corporate headquarters and 13 miles northwest of the University of Texas.


Lakeline Mall
Simon Owned
1.1 Million SF
macy's
Dillard's
JCPenney
Sears
KOHL'S
BED BATH & BEYOND
SPORTS AUTHORITY
TARGET
BARNES & NOBLE
PETCO
T.J.maxx
Party City
OLD NAVY
TOYS R US
SUBJECT
PROPERTY
HAVERTYS
PETSMART
BEST BUY
OfficeMax
ULTA
ROSS
LOWE'S
WAL-MART
SUPERCENTER


SUBJECT
PROPERTY
HAVERTYS
Cedar Park
Round Rock
Brushy Creek
Anderson Mill
Jollyville
Windemere
Wells Branch
Pflugerville
Austin
West Lake Hills
Lost Creek
Rollingwood
Lago Vista
Bee Cave
Bear Creek
Shady Hollow

Havertys – Richmond, VA

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 55,356
  - Average HH Income: $103,032
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Tpke, traffic counts exceed 60,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl's, Bed Bath and Beyond, Staples and PetSmart.


DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
JCPenney
Sears
BARNES & NOBLE
BEST BUY
hhgregg
T-J-maxx
DSW
Office DEPOT
PETSMART
STAPLES
TOYS R US
SUBJECT PROPERTY
HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET


Short Pump
Glen Allen
Mechanicsville
Tuckahoe
Richmond
Midlothian
SUBJECT PROPERTY
HAVERTYS
Chesterfield Court House

Office Depot – Tenant Profile

- Tenant: Office Depot, Inc. (NYSE: ODP)
- **Second largest tenant** representing 8.5% of 2011 contractual rental income.
- Leading global provider of office products and services
- Founded in 1986. They currently employ 40,000 people
- As of December 25, 2010, ODP's North American retail division operates 1,147 office supply stores throughout the U.S. and Canada
- 2010 sales of $11.6 billion of which the North American Retail Division represented 43%
- For the fiscal year ending December 26, 2010 Office Depot reported:
  - Net loss of $2 million versus a net loss of $627 million for FY 2009
  - Operating profit of $127.5 million, an increase of 21% over the prior year
  - Ended year with $627 million of cash and liquidity of $1.3 billion
- S&P / Moody's credit rating: B (stable) / B2 (Stable)

- 9 properties representing 230,700 square feet

  City, State: % of 2011 contractual rental income
  - Chicago, IL: 1.3%
  - Miami Springs, FL: 1.2%
  - Kennesaw (Atlanta), GA: 1.2%
  - Cary (Raleigh-Durham), NC: 1.0%
  - Pensacola, FL : 0.8%
  - El Paso, TX: 0.8%
  - Eugene, OR: 0.8%
  - Lake Charles, LA: 0.7%
  - Athens, GA : 0.6%

- 7 locations subject to similar lease which expire in 2018 and is monetarily cross defaulted; other two leases expire in 2013 and 2014.


Office DEPOT
Actual photo of Cary, NC location owned by OLP

Source: Tenant's website

Office Depot – East Palo Alto, CA

- Building: 30,978 SF on 2.65 acres. Built in 1999. Office Depot has operated at this location for more than 11 years.
- Location: 1761 East Bayshore Rd, East Palo Alto, CA; 25 miles southeast of San Francisco and 15 miles northeast of San Jose.
- Property sold on 5.20.2011 for $11.5 million net of closing costs. Cap rate was 7.58% cap
    - Gain of approximately $900,000
    - Property represented 2.2% of 2011 contractual rent income
    - This disposition reduces our exposure to ODP from 10.7% to 8.4%


SUBJECT PROPERTY
Office DEPOT
BEST BUY
IKEA
FOUR SEASONS
Hotels and Resorts
SPORTS AUTHORITY
NORDSTROM
rack
THE HOME DEPOT
101


SUBJECT PROPERTY
Office DEPOT
Berkeley
Oakland
San Francisco
Alameda
San Leandro
Daly City
South San Francisco
San Francisco Bay
Hayward
Danville
San Ramon
Dublin
Pleasanton
Union City
Fremont
San Mateo
Foster City
San Carlos
Redwood City
East Palo Alto
Palo Alto
Menlo Park
Stanford
Mountain View
Sunnyvale
Santa Clara
San Jose
Cupertino
Campbell
Saratoga
Half Moon Bay
Pacifica

Office Depot – Chicago, IL

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 16 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
- Population: 577,428
- Average HH Income: $83,713
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
SUBJECT PROPERTY
Office DEPOT
Jewel-Osco
WHOLE FOODS
MENARDS
PETSMART
COSTCO
Dominick's
Marshalls
SPORTS AUTHORITY


SUBJECT PROPERTY
Office DEPOT
Chicago

Office Depot – Miami Springs, FL

- Building: 25,000 SF on 1.77 acres. Built in 1993. Office Depot has operated at this location for more than 17 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 199,401
  - Average HH Income: $41,828
- Location: 3600 NW Lejeune Rd, Miami Springs, FL; 5 miles west of downtown Miami
- Located adjacent to Miami International Airport in a dense infill location with traffic counts in excess of 100,000 vehicles daily. The property is surrounded by numerous multi-story office buildings, national hotels and restaurants. Airbus operates a $50 million training facility two blocks west of the property, their only such facility in the western hemisphere.


SUBJECT
PROPERTY
Office DEPOT
Aladdin
CHASE
AIRBUS
WACHOVIA
Holiday Inn
LA QUINTA
Red Roof Inn
MIA
MIAMI INTERNATIONAL AIRPORT


SUBJECT
PROPERTY
Office DEPOT
Miami Gardens
Carol City
Country Club
Palm Springs North
Miami Lakes
Opa-Locka Airport
Hialeah Gardens
Medley
Doral
Brownsville
Virginia Gardens
Miami
Miami International Airport
Fountainbleau
Sweetwater
Westchester
West Miami
Coral Gables
Westwood Lakes
Glenvar Heights
South Miami
Sunset
Kendall
North Miami Beach
Golden Glades
North Miami
Miami Shores
El Portal
North Bay Village
Bay Harbor Islands
Surfside
Sunny Isles Beach
Aventura
Miami Beach
Downtown Miami
Fisher Island
Key Biscayne
Biscayne Bay Aquatic Preserve
Palmetto Expy
Airport Expy

Ferguson Enterprises – Baltimore, MD


Baltimore
SUBJECT PROPERTY
FERGUSON


FERGUSON

- Tenant: Ferguson Enterprises, Inc.
  - **3rd largest tena**nt representing 5.6% of 2011 contractual rental income
  - The largest United States distributor of plumbing supplies, pipes, valves and fittings
- Lease terms:
  - Lease expires 3/31/2022
  - $2.3 million annual net rent through 7/31/2012
  - Rent increases, every five years, by 50% of the cumulative CPI during the preceding five-year period (capped at 7.5% over the prior period)
- Debt: $22.3 million, which effectively matures on 1/1/2017 at a fixed rate of 5.79%
- Building: 367,000 SF industrial building on 28 acres
- Location: 4501 Hollins Ferry Rd, Baltimore, MD; 5 miles from downtown Baltimore

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	7,756	85,552	286,934
Daytime / Workplace Population	8,941	64,158	232,922
Median Household Income	$48,854	$49,751	$46,062

Source: Nielsen Site Reports

Source: Tenant's website

DSM Nutritional – Parsippany, NJ


SUBJECT PROPERTY
DSM
Bloomfield
Newark
Hoboken
Jersey City
New York



- Tenant: DSM Nutritional Products, Inc.
  - **4th largest tenant** representing 5.0% of 2011 contractual rental income
  - World's leading supplier of vitamins, carotenoids and other fine chemicals to the feed, food, pharmaceutical and personal care industries
  - Lease guaranteed by Koninklijke DSM, N.V.
    - (S&P Rated: A)
  - US corporate headquarters for DSM
- Lease terms:
  - Lease expires 8/31/2027
  - $2.1 million annual net rent through 3/31/2012
  - Average annual rent increase of 2.2%
- Debt: $14.9 million which matures on 8/1/2017 at a fixed rate of 5.44%
- Building: 106,680 SF four-story Class A office building on 10.5 acres built in 1997
- Location: 45 Waterview Plaza, Parsippany, NJ; 25 miles from midtown Manhattan

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	7,659	60,504	127,772
Daytime / Workplace Population	11,878	85,081	138,116
Median Household Income	$82,680	$89,243	$96,456

Source: Nielsen Site Reports

Source: Tenant's website

L-3 Communications – Hauppauge, NY


SUBJECT PROPERTY



Source: Tenant's website

- Tenant: L-3 Communications Corp.
  - **5th largest tenant** representing 4.5% of 2011 contractual rental income
  - Contractor in command, control and communications, intelligence, surveillance and reconnaissance, government services, aircraft modernization and maintenance and electronic systems (1)
  - Major provider of homeland defense products. S&P rating: BBB- (positive outlook)
- Lease terms:
  - Lease expires 12/31/2014
  - $1.9 million annual net rent through 12/31/2011
  - Annual rent increases of 2.5%
- Debt: $9.4 million which matures on 12/27/2014 at a fixed rate of 6.5%
- Building: 149,870 SF flex building on 12.4 acres built in 1982
- Location: 435 Moreland Rd, Hauppauge, NY; on Long Island, 38 miles from midtown Manhattan

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	5,797	78,990	254,767
Daytime / Workplace Population	18,240	68,029	137,497
Median Household Income	$82,459	$88,402	$87,749

Source: Nielsen Site Reports

Investment Highlights

- 8.8% dividend yield (1)
- At least 97.5% year end occupancy for each of the last five years
- High performing portfolio with embedded growth
- Manageable debt maturities over the next three years
- Proven ability to make acquisitions through long-standing relationships
- Strong industry relationships driving growing acquisition opportunities

(1) Based on stock price of $15.02 as of 9/6/2011

Appendix

ONE LIBERTY PROPERTIES, INC.

Portfolio Of Properties By State (1)

91 Properties in 29 States (As of September 6, 2011)

#	Name or Tenant/d.b.a.	City	State	Square Feet
1	Playboy Entertainment Group, Inc.	Los Angeles	CA	106,262
2	The Sports Authority, Inc.	Greenwood Village	CO	45,000
3	Whole Foods Market, Inc. (Building)	West Hartford	CT	47,174
4	Whole Foods Market, Inc. (Parking Lot)	West Hartford	CT	-
5	CompUSA Retail, Inc./Systemax, Inc.	Newark	DE	23,547
6	Barnes & Noble Superstores, Inc.	Ft. Myers	FL	29,993
7	Office Depot, Inc.	Miami Springs	FL	25,000
8	OfficeMax, Inc.	Naples	FL	15,912
9	Office Depot, Inc.	Pensacola	FL	22,700
10	BellSouth Telecommunications, Inc.	West Palm Beach	FL	10,361
11	Athens (Michaels Arts & Crafts and Office Depot)	Athens	GA	41,280
12	Havertys Furniture	Duluth (Gwinnett Place)	GA	50,260
13	Havertys Furniture	Fayetteville	GA	65,951
14	Office Depot, Inc.	Kennesaw	GA	32,052
15	The Sports Authority, Inc.	Morrow	GA	50,400
16	Kmart Corporation (2)	Savannah	GA	101,550
17	Dollar General, Citi Trends and Rugged Warehouse (2)	Savannah	GA	45,973
18	Lanier Realty Inc. (Outparcel to Kmart above, 2)	Savannah	GA	7,959
19	LA Fitness International, LLC	Tucker	GA	58,800
20	Champaign (Barnes & Noble and Bed, Bath & Beyond)	Champaign	IL	50,530
21	Big Lots	Bolingbrook	IL	33,111
22	Office Depot, Inc.	Chicago	IL	23,939
23	La-Z-Boy	Gurnee	IL	22,768
24	Havertys Furniture	Witchita	KS	88,108
25	Havertys Furniture	Lexington	KY	30,173
26	Pantry Gas Station and Convenience Store	Bastrop	LA	2,607
27	Pantry Gas Station and Convenience Store	Kentwood	LA	2,578
28	Lake Charles (PetSmart, Party City and Office Depot)	Lake Charles	LA	54,229
29	Pantry Gas Station and Convenience Store	Monroe	LA	2,756
30	Pantry Gas Station and Convenience Store	Monroe	LA	2,806
31	Huttig Building Products, Inc.	Saco	ME	91,400
32	Ferguson Enterprises, Inc.	Baltimore	MD	367,000
33	Pep Boys - Manny, Moe & Jack	Everett	MA	18,572
34	CVS Caremark Corporation	Hyannis	MA	9,750
35	CVS Caremark Corporation	Marstons Mills	MA	8,775
36	Walgreen Co.	Somerville	MA	12,054
37	East Hills Athletic Club (Saint Mary's Health Mgmt Co./Trinity Health)	Grand Rapids	MI	130,000
38	Orchard Hills Swim & Sports Club (Saint Mary's Health Mgmt Co./Trinity Health)	Grand Rapids	MI	72,000
39	Pantry Gas Station and Convenience Store	D'Iberville	MS	2,650
40	Pantry Gas Station and Convenience Store	Flowood	MS	4,505
41	Pantry Gas Station and Convenience Store	Vicksburg	MS	4,505
42	Pantry Gas Station and Convenience Store	Vicksburg	MS	2,790
43	Kohl's Department Stores, Inc.	Kansas City	MO	88,807
44	Shopko Stores, Inc. (2)	Lincoln	NE	112,260
45	DSM Nutritional Products Inc.	Parsippany	NJ	106,680
46	OfficeMax, Inc.	Batavia	NY	23,483
47	The City of New York	Brooklyn	NY	66,000
48	L-3 Communications Corporation	Hauppauge	NY	149,870
49	TGI Friday's Inc.	Hauppauge	NY	7,000
50	RT Long Island Franchisee LLC/Ruby Tuesday, Inc.	Island Park	NY	6,125
51	DHL Express, Inc.	Melville	NY	51,351
52	International Bonded Couriers, Inc.	New Hyde Park	NY	38,000
53	Vacant	New Hyde Park	NY	51,000
54	Sanford Realty Associates, Inc.	New York	NY	125,000
55	Cedar Graphics, Inc. & Gavin Mfg. Corp.	Ronkonkoma	NY	89,500
56	Petco Animal Supplies, Inc.	Selden	NY	14,550
57	Office Depot, Inc.	Cary	NC	33,490
58	Federal Express Corporation	Durham	NC	46,181
59	Greensboro I Theatre LLC c/o Regal Cinemas Inc.	Greensboro	NC	61,213
60	Kittle's Home Furnishing Center, Inc.	Columbus	OH	96,924
61	Quality Bakery Company (Lancaster Colony Corp.)	Columbus	OH	100,220
62	L.A. Fitness International, LLC,	Hamilton	OH	38,000
63	Office Depot, Inc.	Eugene	OR	24,978
64	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Gettysburg	PA	2,944
65	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Hanover	PA	2,702
66	The Men's Wearhouse, Inc.	Monroeville	PA	6,051
67	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Palmyra	PA	2,798
68	Sweet Ovations LLC	Philadelphia	PA	166,000
69	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Reading	PA	2,551
70	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Reading	PA	2,754
71	Lakeview Shopping Centre (Kohl's, Giant Supermarket, Marshalls)	Royersford	PA	194,451
72	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Trexlertown	PA	3,004
73	Havertys Furniture	Bluffton (Hilton Head)	SC	35,011
74	CarMax Auto Stores	Knoxville	TN	35,330
75	Havertys Furniture	Amarillo	TX	72,227
76	Havertys Furniture	Austin (Cedar Park)	TX	50,810
77	Office Depot, Inc.	El Paso	TX	25,000
78	Viscount Village (Best Buy, Barnes & Noble, CompUSA & Mattress Firm)	El Paso	TX	110,179
79	Party City Corporation	Houston	TX	12,000
80	PetSmart, Inc.	Houston	TX	20,087
81	Guitar Center Stores, Inc.	Houston	TX	25,005
82	Bassett Furniture	Plano	TX	26,000
83	Stacy Furniture (3)	Plano	TX	112,389
84	Vacant	Rosenberg	TX	8,000
85	Havertys Furniture	Tyler	TX	72,000
86	Havertys Furniture	Newport News	VA	49,865
87	Havertys Furniture	Richmond (Midlothian)	VA	38,788
88	Havertys Furniture	Virginia Beach	VA	58,937
89	Payless Shoesource, Inc.	Seattle	WA	3,038
90	Hob-Lob Limited Partnership	Onalaska	WI	63,919
91	Bucyrus International (2)	South Milwaukee	WI	927,685
	Total Square Footage			***5,277,937***

(1) Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2) Joint Venture Property
(3) We are evaluating opportunities to redevelop this property.